                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): SEPTEMBER 29, 2000


                                HNC SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


              0-26146                              33-0248788
     (Commission File Number)       (I.R.S. Employer Identification Number)



                5935 CORNERSTONE COURT WEST, SAN DIEGO, CA 92121
                    (Address of Principal Executive Offices)

                                 (858) 546-8877
              (Registrant's Telephone Number, Including Area Code)



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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

On September 29, 2000, HNC Software Inc. ("HNC") distributed 40 million shares of the outstanding common stock of Retek Inc. (Nasdaq: RETK) ("Retek") then owned by HNC as a dividend (the "Retek Spin-off") to HNC shareholders who were record holders of HNC common stock on September 15, 2000. Pursuant to the Retek Spin-off, each holder of record of HNC common stock on September 15, 2000 was distributed as a dividend 1.243 shares of Retek Inc. common stock for each share of HNC common stock held on September 15, 2000. Cash will be issued in lieu of fractional shares. The shares of Retek common stock that were distributed by HNC to its shareholders in the Retek Spin-off constituted all of the shares of Retek owned by HNC and represented approximately 83.9% of Retek's outstanding shares as of September 29, 2000. As a result of HNC's distribution of its shares of Retek Inc. common stock, Retek is no longer affiliated with HNC. For more information about the Retek dividend, see the Information Statement filed on Form 8-K on September 22, 2000 listed herein as Exhibit 99.1.

Retek provides Internet-based, business-to-business software solutions for retailers and their trading partners. Its software solutions enable retailers to use the Internet to communicate and collaborate efficiently with their suppliers, distributors, wholesalers, logistics providers, brokers, transportation companies, consolidators and manufacturers. Prior to the completion of its initial public offering on November 23, 1999, Retek was a wholly-owned subsidiary of HNC. The completion of the Retek Spin-off represents the completion of the separation of the businesses of HNC and Retek.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
           Not applicable.

      (b)  PRO FORMA FINANCIAL INFORMATION.

           (1) UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF HNC SOFTWARE INC.

                  The following unaudited pro forma consolidated financial information is being filed herewith:

                                                                                          Page
                                                                                          ----
                  Unaudited pro forma balance sheet of HNC Software Inc. as of
                    June 30, 2000                                                           4
                  Unaudited pro forma statement of operations of HNC Software Inc.
                    for the six months ended June 30, 2000                                  5
                  Unaudited pro forma statement of operations of HNC Software Inc.
                    for the year ended December 31, 1999                                    6
                  Notes to unaudited pro forma financial information                        7

      (c)  EXHIBITS.

           INFORMATION STATEMENT

           The Information Statement related to the Retek dividend is listed as
           Exhibit 99.1 to this Form 8-K.

           UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

           The following unaudited pro forma consolidated financial information has been prepared to give retroactive effect to the distribution of our wholly owned subsidiary, Retek Inc. (Retek) to our stockholders. The financial information is based on our unaudited historical condensed consolidated financial statements as of June 30, 2000 and for the six month period then ended and on our audited historical consolidated financial statements for the fiscal year ended December 31, 1999. The pro forma condensed consolidated statements of income for the six months ended June 30, 2000 and the fiscal year ended December 31, 1999 give effect to the distribution and the transactions described below as if they occurred as of January 1, 1999 and 2000, respectively. The related adjustments are described in the accompanying notes.

           The unaudited pro forma consolidated financial information is based upon available information and certain assumptions set forth in the notes to the unaudited pro forma consolidated financial information, which have been made solely for purposes of developing such pro forma financial information. The distribution of Retek common stock to our stockholders occurred on September 29, 2000. For more information on the final distribution, please see the Form 8-K filed on October 6, 2000 listed as Exhibit 99.2 to this Form 8-K. The



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           unaudited pro forma consolidated financial information does not purport to represent what our results of operations or financial condition would actually have been had the distribution of our investment in Retek to our stockholders and the transactions described below occurred as of January 1, 1999 or 2000, respectively, or to project our results of operations or financial condition for any future period or date.



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                                HNC SOFTWARE INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2000
                                 (IN THOUSANDS)


                                                                                HNC             DISTRIBUTION
                                                                            AS REPORTED           OF RETEK         PRO FORMA
                                                                            -----------         ------------       ---------
ASSETS
Current assets:
  Cash and cash equivalents                                                  $  80,983          $ (38,379)(a)      $  42,604
  Short-term investments available for sale-debt                                55,397             (3,898)(a)         51,499
  Short-term investments available for sale-equity                               1,833                 --              1,833
  Trade accounts receivable, net                                                62,938            (22,044)(a)         40,894
  Current portion of deferred income taxes                                       1,454             (1,589)(a)          1,333
                                                                                                    1,468 (b)
  Other current assets                                                          16,040             (9,861)(a)          6,179
                                                                             ---------          ---------          ---------
         Total current assets                                                  218,645            (74,303)           144,342
                                                                             ---------          ---------          ---------
Long term investments available for sale-debt                                   76,654             (6,045)(a)         70,609
Equity investments                                                              11,469                 --             11,469
Property and equipment, net                                                     34,585            (17,078)(a)         17,507
Intangible assets, net                                                         137,501            (32,978)(a)        104,523
Deferred income taxes, less current portion                                     54,719            (34,746)(a)         18,031
                                                                                                   (1,942)(b)
Other assets                                                                     4,883                (59)(a)          5,298
                                                                                                      474 (b)
                                                                             ---------          ---------          ---------
         Total assets                                                        $ 538,456          $(166,677)         $ 371,779
                                                                             =========          =========          =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued liabilities                                   $  33,276          $  (9,094)(a)      $  24,182
  Deferred revenue                                                              45,286            (33,766)(a)         11,520
  Other current liabilities                                                      3,539             (4,256)(a)           (717)
                                                                             ---------          ---------          ---------
         Total current liabilities                                              82,101            (47,116)            34,985
                                                                             ---------          ---------          ---------

Noncurrent liabilities                                                           5,325                 --              5,325
                                                                             ---------          ---------          ---------
Convertible Subordinated Notes                                                 100,000                 --            100,000
                                                                             ---------          ---------          ---------
Deferred revenue, net of current portion                                            --                 --                 --
                                                                             ---------          ---------          ---------

Contingencies

Minority interest in consolidated subsidiaries                                  14,855            (14,855)(a)             --
                                                                             ---------          ---------          ---------

         Total liabilities                                                     202,281            (61,971)           140,310
                                                                             ---------          ---------          ---------

Stockholders' equity:

  Preferred stock, $0.001 par value --- 4,000 shares authorized:
    no shares issued or outstanding                                                 --                 --                 --
  Common stock, $0.001 par value --- 120,000 shares authorized:
    27,180 and 25,704 shares issued and outstanding, respectively                   27                 --                 27
  Common stock in treasury at cost --- 233 and 882 shares, respectively        (15,507)                --            (15,507)

  Paid-in capital                                                              389,214           (120,500)(a)        268,714
  Retained earnings (deficit)                                                  (20,152)                --            (20,152)
  Accumulated other comprehensive income (loss)                                 (2,120)             1,240 (a)           (880)
  Unearned stock-based compensation                                            (15,287)            14,554 (a)           (733)
                                                                             ---------          ---------          ---------
         Total stockholders' equity                                            336,175           (104,706)           231,469
                                                                             ---------          ---------          ---------
         Total liabilities and stockholders' equity                          $ 538,456          $(166,677)         $ 371,779
                                                                             =========          =========          =========


                 See accompanying notes to unaudited pro forma
                      consolidated financial information.



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                                HNC SOFTWARE INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               HNC          DISTRIBUTION
                                                           AS REPORTED        OF RETEK         PRO FORMA
                                                           -----------      ------------       ---------
Revenues:
  License and maintenance                                   $  74,184       $ (17,938)(c)      $  56,246
  Services and other                                           47,811         (15,615)(c)         32,196
                                                            ---------       ---------          ---------
     Total revenues                                           121,995         (33,553)            88,442
                                                            =========       =========          =========

Operating expenses:
  License and maintenance                                      26,288          (9,473)(c)         16,815
  Services and other                                           33,462         (11,387)(c)         22,075
  Research and development                                     35,186         (16,794)(c)         18,392
  Sales and marketing                                          35,160         (18,313)(c)         16,847
  General and administrative                                   16,832          (5,018)(c)         11,814
  Stock-based compensation                                      4,537          (5,424)(c)           (887)
  Acquisiton-related amortization                              15,512          (2,542)(c)         12,970
  Acquired in-process research and development                  6,472          (4,000)(c)          2,472
                                                            ---------       ---------          ---------
     Total operating expenses                                 173,449         (72,951)           100,498

Operating income (loss)                                       (51,454)         39,398            (12,056)

Other income (expense):
  Interest and other income, net                                6,335          (1,451)(c)          4,884
  Interest expense                                             (2,684)             --             (2,684)
  Minority interest in income (loss) of
    consolidated subsidiary                                     5,419          (5,419)(c)             --
                                                            ---------       ---------          ---------
     Income (loss) before income taxes                        (42,384)         32,528             (9,856)


Income tax provision (benefit)                                (10,023)         11,447 (c)          1,426
                                                                                    2 (c)
                                                            ---------       ---------          ---------

Net income (loss)                                           $ (32,361)      $  21,079          $ (11,282)
                                                            =========       =========          =========

Earnings per share:
  Basic net income (loss) per common share                  $   (1.22)                         $   (0.43)
                                                            =========                          =========
  Diluted net income (loss) per common share                $   (1.22)                         $   (0.43)
                                                            =========                          =========

Shares used in computing basic net income (loss) per
  common share                                                 26,529                             26,529
                                                            =========                          =========
Shares used in computing diluted net income (loss) per
  common share                                                 26,529                             26,529
                                                            =========                          =========


                  See accompanying notes to unaudited pro forma
                      consolidated financial information.



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                                HNC SOFTWARE INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               HNC             DISTRIBUTION
                                                           AS REPORTED           OF RETEK         PRO FORMA
                                                           -----------         ------------       ---------
Revenues:
  License and maintenance                                   $ 155,948          $ (45,965)(d)      $ 109,983
  Services and other                                           60,941            (23,194)(d)         37,747
                                                            ---------          ---------          ---------
     Total revenues                                           216,889            (69,159)           147,730
                                                            =========          =========          =========

Operating expenses:
  License and maintenance                                      41,272             (6,358)(d)         34,914
  Services and other                                           40,917            (16,625)(d)         24,292
  Research and development                                     49,055            (22,612)(d)         26,443
  Sales and marketing                                          45,818            (19,625)(d)         26,193
  General and administrative                                   24,547             (6,257)(d)         18,290
  Stock-based compensation                                     11,985             (1,908)(d)         10,077
  Acquisiton-related amortization                               8,599             (1,390)(d)          7,209
  Acquired in-process research and development                  1,480             (1,480)(d)             --
                                                            ---------          ---------          ---------
     Total operating expenses                                 223,673            (76,255)           147,418

Operating income (loss)                                        (6,784)             7,096                312

Other income (expense):
  Interest and other income, net                                6,149                (30)(d)          6,119
  Interest expense                                             (5,823)                --             (5,823)
  Minority interest in income (loss) of
    consolidated subsidiary                                       722               (722)(d)             --
                                                            ---------          ---------          ---------
     Income (loss) before income taxes                         (5,736)             6,344                608

Income tax provision (benefit)                                    536              1,697 (d)          2,648
                                                                                     415 (d)
                                                            ---------          ---------          ---------

Net income (loss)                                           $  (6,272)         $   4,232          $  (2,040)
                                                            =========          =========          =========

Earnings per share:
  Basic net income (loss) per common share                  $   (0.25)                            $   (0.08)
                                                            =========                             =========
  Diluted net income (loss) per common share                $   (0.25)                            $   (0.08)
                                                            =========                             =========

Shares used in computing basic net income (loss) per
  common share                                                 24,969                                24,969
                                                            =========                             =========
Shares used in computing diluted net income (loss) per
  common share                                                 24,969                                24,969
                                                            =========                             =========


                  See accompanying notes to unaudited pro forma
                      consolidated financial information.



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




                                HNC SOFTWARE INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                 (IN THOUSANDS)

(a) Reflects the distribution to our stockholders of Retek common stock in the form of a dividend.

(b) Reflects pro forma income tax adjustments to present HNC Software Inc. on a stand-alone basis.

(c) Reflects the reported results of operations of Retek Inc. as if our distribution of Retek Inc. common stock to our stockholders occurred as of January 1, 2000.

(d) Reflects the reported results of operations of Retek Inc. as if our distribution of Retek Inc. common stock to our stockholders occurred as of January 1, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                HNC SOFTWARE INC.


Date:  October 13, 2000                 By: /s/ Kenneth J. Saunders
                                            ------------------------------------
                                            Kenneth J. Saunders,
                                            Chief Financial Officer and
                                            Secretary


                                        By: /s/ Russell C. Clark
                                            ------------------------------------
                                            Russell C. Clark,
                                            Vice President, Corporate Finance
                                            and Assistant Secretary



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                                 EXHIBIT INDEX


Exhibit                           Description                              Page
-------                           -----------                              ----

 99.1 Information Statement dated September 22, 2000 (Incorporated by reference to Exhibit 99 of HNC Software Inc.'s Form 8-K filed on September 22, 2000).

 99.2     Final distribution release dated October 2, 2000
          (Incorporated by reference to Exhibit 99.1 of HNC Software Inc.'s Form 8-K filed on October 6, 2000).